                                                                   EXHIBIT 10.1
                               FIRST AMENDMENT TO
             THIRD AMENDED, RESTATED AND CONSOLIDATED MASTER CREDIT
                                   AGREEMENT

         THIS FIRST AMENDMENT TO THIRD AMENDED, RESTATED, AND CONSOLIDATED MASTER CREDIT AGREEMENT (this "Amendment") made as of this 14/th/ day of August, 2001, but intended to be effective as of June 30, 2001, by and among JDN REALTY CORPORATION, a Maryland corporation ("Borrower"), JDN DEVELOPMENT COMPANY, INC., a Delaware corporation ("JDN DCI"), JDN REALTY AL, INC., an Alabama corporation ("JDN AL"), JDN REALTY HOLDINGS, L.P., a Georgia limited partnership ("JDN Holdings"), JDN REALTY LP, INC., a Delaware corporation ("JDN LP"), and the other parties executing this Amendment as a Guarantor (JDN DCI, JDN AL, JDN Holdings, JDN LP and such other parties are sometimes hereinafter referred to individually as "Guarantor" and collectively as "Guarantors"), FLEET NATIONAL BANK, individually ("Fleet"), BANKERS TRUST COMPANY ("Bankers Trust"), COMMERZBANK AG, NEW YORK AND GRAND CAYMAN BRANCHES ("Commerzbank"), FIRST TENNESSEE BANK NATIONAL ASSOCIATION ("First Tennessee"), FIRSTAR BANK, NATIONAL ASSOCIATION ("Firstar"), KEYBANK NATIONAL ASSOCIATION ("Keybank"), PNC BANK, NATIONAL ASSOCIATION ("PNC"), SOUTHTRUST BANK, NATIONAL ASSOCIATION ("Southtrust"), WELLS FARGO BANK, NATIONAL ASSOCIATION ("Wells Fargo"; Fleet, Bankers Trust, Commerzbank, First Tennessee, Firstar, Keybank, PNC, Southtrust, and Wells Fargo are sometimes hereinafter referred to collectively as "Lenders"), and FLEET NATIONAL BANK, as Agent (the "Agent").

                              W I T N E S S E T H:

         WHEREAS, Borrower, Fleet, Agent and the other parties thereto entered into that certain Third Amended, Restated, and Consolidated Master Credit Agreement, dated as of March 29, 2001 (the "Credit Agreement"); and

         WHEREAS, Guarantors have executed and delivered to the Lenders and the Agent certain of the "Loan Documents" (as defined in the Credit Agreement); and

         WHEREAS, the parties hereto desire to enter into this Amendment to modify and amend certain terms and provisions of the Credit Agreement; and

         WHEREAS, as a condition to such modification, Agent and the Lenders have required that Borrower and Guarantors execute this Amendment;

         NOW, THEREFORE, for and in consideration of the sum of TEN and NO/100 DOLLARS ($10.00), and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto do hereby covenant and agree as follows:

1.         Definitions. All terms used herein which are not otherwise defined
           -----------
herein shall have the meanings set forth in the Credit Agreement.

2.                Modification of the Credit Agreement. Borrower, the Lenders,
                  ------------------------------------
and Agent do hereby modify and amend the Credit Agreement as follows:

         (a) By deleting in its entirety the definition of EBITDA, appearing in
                                                           ------
(S)1.1 of the Credit Agreement, on page 11 thereof, and inserting in lieu thereof the following:

                           "EBITDA. With respect to any Person (or any asset of
                            ------
                  any Person) for any period, an amount equal to the sum of (a) the Net Income of such Person (or attributable to such asset) for such period plus (b) depreciation, amortization, interest expensed, income taxes and any extraordinary or non-recurring losses (including, without limitation, losses from the sale or anticipated sale of land) deducted in calculating such Net Income minus (c) any extraordinary or non-recurring gains
                         -----
                  (including, without limitation, gains from the sale or anticipated sale of land) included in calculating such Net Income all as determined in accordance with GAAP. The Net Income of a Person (or any asset of a Person) shall be adjusted to reflect such Person's (or asset's) allocable share for the relevant period or as of the date of determination, taking into account such Person's respective ownership interest in other Persons or such assets. Notwithstanding anything in this Agreement to the contrary, any loss associated with a charge attributable to the settlement of the litigation described as items 1, 5 and 6 in Schedule 6.7
                                                              ------------
                  hereto shall, to the extent the same has been deducted in calculating EBITDA, be added back to EBITDA for the purposes of the covenants set forth in (S)9.2 and (S)9.7. Except as set forth in the definition of Funds from Operations, no similar adjustments shall be made in determining compliance with any other covenants set forth in this Agreement."

         (b) By deleting from the definition of the term Minimum Consolidated
                                                         --------------------
Tangible Net Worth, appearing in (S)1.1 of the Credit Agreement, on page 18
------------------
thereof, the number "$450,000,000.00" and inserting in lieu thereof the number "$400,000,000.00".

                  Notwithstanding the foregoing, in the event that the U.S. District Court for the Northern District of Georgia, Atlanta Division (the "Court") declines to approve that certain Stipulation and Agreement of Settlement, in re: JDN Realty Corporation Securities Litigation, Master File No. 1:00-CV-0396-RWS, dated August 13, 2001, filed with the Court on or about August 14, 2001 (the "Settlement Agreement") or in the event the settlement described in the Settlement Agreement is materially modified or for any reason not finally consummated, the amendment to (S)1.1 of the Credit Agreement described in this Paragraph 2(b) shall not be effective, and the definition of Minimum Consolidated Tangible Net Worth set forth in (S)1.1 of the Credit Agreement as originally executed shall remain in full force and effect.

         (c) By deleting from (S)9.2 of the Credit Agreement, appearing on page 82 thereof, the ratio "1.60", and inserting in lieu thereof the ratio "1.40".

3.                References to Credit Agreement. All references in the Loan
                  -------------------------------
Documents to the Credit Agreement shall be deemed a reference to the Credit Agreement as modified and amended herein.

4.       Amendments to Security Documents. The Borrower and Guarantors shall
         --------------------------------
upon the request of the Agent enter into such amendments to the Security Documents as Agent may request to evidence the amendment to the Credit Agreement set forth herein, and shall at their expense cause the same to be recorded and obtain and deliver to Agent endorsements to the Title Policies in form and substance satisfactory to Agent insuring the Mortgages, as amended, without any intervening claims or matters.

5.       Consent of Guarantor. By execution of this Amendment, Guarantors hereby
         --------------------
expressly consent to the modifications and amendments relating to the Credit Agreement as set forth herein, and Borrower and Guarantors hereby acknowledge, represent and agree that the Loan Documents (including without limitation the Guaranty) remain in full force and effect and constitute the valid and legally binding obligation of Borrower and Guarantors, respectively, enforceable against such Persons in accordance with their respective terms, and that the Guaranty extends to and applies to the foregoing documents as modified.

6.       Representations.  Borrower and Guarantors represent and warrant to
         ---------------
Agent and the Lenders as follows:

     (a)       Authorization. The execution, delivery and performance of this
               -------------
Amendment and the transactions contemplated hereby (i) are within the authority of Borrower and Guarantors, (ii) have been duly authorized by all necessary proceedings on the part of such Persons, (iii) do not and will not conflict with or result in any breach or contravention of any provision of law, statute, rule or regulation to which any of such Persons is subject or any judgment, order, writ, injunction, license or permit applicable to such Persons, (iv) do not and will not conflict with or constitute a default (whether with the passage of time or the giving of notice, or both) under any provision of the partnership agreement, articles of incorporation or other charter documents or bylaws of, or any agreement or other instrument binding upon, any of such Persons or any of its properties, and (v) do not and will not result in or require the imposition of any lien or other encumbrance on any of the properties, assets or rights of such Persons. This Amendment has been duly executed by Borrower and Guarantors.

     (b)       Enforceability. This Amendment constitutes the valid and legally
               --------------
binding obligations of Borrower and Guarantors enforceable in accordance with the respective terms and provisions hereof, except as enforceability is limited by bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting generally the enforcement of creditors' rights and the effect of general principles of equity.

     (c)       Approvals. The execution, delivery and performance of this
               ---------
Amendment and the transactions contemplated hereby do not require the approval or consent of any person or the authorization, consent, approval of or any license or permit issued by, or any filing or registration with, or the giving of any notice to, any court, department, board, commission or other governmental agency or authority other than those already obtained.

7.       No Default.  By execution hereof, the Borrower and Guarantors certify
         ----------
that the Borrower and Guarantors are and will be in compliance with all covenants under the Loan

Documents after the execution and delivery of this Amendment, and that no Default or Event of Default has occurred and is continuing.

8.       Waiver of Claims. Borrower and Guarantors acknowledge, represent and
         ----------------
agree that Borrower and Guarantors have no defenses, setoffs, claims, counterclaims or causes of action of any kind or nature whatsoever with respect to the Loan Documents, the administration or funding of the Loans or with respect to any acts or omissions of Agent or any of the Lenders, or any past or present officers, agents or employees of Agent or any of the Lenders, and each of Borrower and Guarantors does hereby expressly waive, release and relinquish any and all such defenses, setoffs, claims, counterclaims and causes of action, if any.

9.       Ratification. Except as hereinabove set forth, all terms, covenants and
         ------------
provisions of the Credit Agreement remain unaltered and in full force and effect, and the parties hereto do hereby expressly ratify and confirm the Credit Agreement as modified and amended herein. Nothing in this Amendment shall be deemed or construed to constitute, and there has not otherwise occurred, a novation, cancellation, satisfaction, release, extinguishment or substitution of the indebtedness evidenced by the Notes or the other obligations of Borrower and Guarantors under the Loan Documents (including without limitation the Guaranty).

10.      Amendment as Loan Document.  This amendment shall constitute a Loan
         --------------------------
Document.

11.      Counterparts.  This Amendment may be executed in any number of
         ------------
counterparts which shall together constitute but one and the same agreement.

12.      Miscellaneous. This Amendment shall be construed and enforced in
         -------------
accordance with the laws of the Commonwealth of Massachusetts. This Amendment shall be effective upon the execution and delivery hereof by Borrower, Guarantors, Agent and the Required Lenders. This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective permitted successors, successors-in-title and assigns as provided in the Loan Documents. All captions in this Amendment are included herein for convenience of reference only and shall not constitute part of this Amendment for any other purpose.

                            [SIGNATURES ON NEXT PAGE]

         IN WITNESS WHEREOF, the parties hereto have hereto set their hands and affixed their seals as of the day and year first above written.

                              BORROWER:
                              --------

                              JDN REALTY CORPORATION, a Maryland corporation

                              By:________________________________________
                              Name:
                              Title:

                                                [SEAL]


                              GUARANTORS:
                              ----------
                              JDN DEVELOPMENT COMPANY, INC.,
                              a Delaware corporation

                              By:
                                 ________________________________________
                              Name:
                                   ______________________________________
                              Title:
                                    _____________________________________

                                                [CORPORATE SEAL]

                              JDN REALTY AL, INC.,
                              an Alabama corporation

                              By:
                                 ________________________________________
                              Name:
                                   ______________________________________
                              Title:
                                    _____________________________________

                                                [CORPORATE SEAL]


                       [SIGNATURES CONTINUED ON NEXT PAGE]

                        JDN REALTY HOLDINGS, L.P.,
                        a Georgia limited partnership,

                        By: JDN Realty Corporation, a Maryland corporation, its sole general partner

                                 By:
                                    --------------------------------------------
                                 Name:
                                      ------------------------------------------
                                 Title:
                                       -----------------------------------------

                                                        [SEAL]



                        JDN REALTY LP, INC.,
                        a Delaware corporation

                        By:
                           -----------------------------------------------------
                        Name:
                             ---------------------------------------------------
                        Title:
                              --------------------------------------------------

                                             [CORPORATE SEAL]


                       [SIGNATURES CONTINUED ON NEXT PAGE]

                         JDN REAL ESTATE-ASHEVILLE, L.P.
                         JDN REAL ESTATE-BRIDGEWOOD
                          FORT WORTH, L.P.
                         JDN REAL ESTATE-CONYERS, L.P.
                         JDN REAL ESTATE-CUMMING, L.P.
                         JDN REAL ESTATE-ERIE, L.P.
                         JDN REAL ESTATE-FAYETTEVILLE, L.P.
                         JDN REAL ESTATE-FRISCO, L.P.
                         JDN REAL ESTATE-GULF BREEZE II, L.P.
                         JDN REAL ESTATE-HAMILTON, L.P.
                         JDN REAL ESTATE-HICKORY CREEK, L.P.
                         JDN REAL ESTATE-LAKELAND, L.P.
                         JDN REAL ESTATE-MCDONOUGH II, L.P.
                         JDN REAL ESTATE-MCKINNEY, L.P.
                         JDN REAL ESTATE-MESQUITE, L.P.
                         JDN REAL ESTATE-OVERLAND PARK, L.P.
                         JDN REAL ESTATE-PARKER PAVILIONS, L.P.
                         JDN REAL ESTATE-PENSACOLA, L.P.
                         JDN REAL ESTATE-PIONEER HILLS, L.P.
                         JDN REAL ESTATE-PIONEER HILLS II, L.P.
                         JDN REAL ESTATE-POOLER, L.P.
                         JDN REAL ESTATE-SACRAMENTO, L.P.
                         JDN REAL ESTATE-TURNER HILL, L.P.
                         JDN REAL ESTATE-WEST LAFAYETTE, L.P.
                         JDN REAL ESTATE-WEST LANSING, L.P.
                         JDN REAL ESTATE-STONE MOUNTAIN, L.P.
                         JDN REAL ESTATE-NORWOOD, L.P.,
                         each a Georgia limited partnership

                         By:      JDN Development Investment, L.P.,
                                  a Georgia limited partnership,
                                  their sole general partner

                                  By:      JDN Development Company, Inc.,
                                           its sole general partner

                                           By:
                                              ----------------------------------
                                               Name:
                                                    ----------------------------
                                               Title:
                                                     ---------------------------

                                                         [SEAL]

                         JDN REAL ESTATE-MCDONOUGH, L.P.,
                         a Georgia limited partnership

                         By:      JDN Realty Holdings, L.P.,
                                  a Georgia limited partnership,
                                  its sole general partner

                                  By:      JDN Realty Corporation,
                                           a Maryland corporation,
                                           its sole general partner

                                           By:
                                              ----------------------------------
                                               Name:
                                                    ----------------------------
                                               Title:
                                                     ---------------------------

                                                    [CORPORATE SEAL]

                         CHESTERFIELD EXCHANGE, LLC
                         FAYETTEVILLE EXCHANGE, LLC,
                         each a Georgia limited liability company

                         By:      JDN Realty Corporation,
                                  a Maryland corporation, their manager

                                  By:
                                     -------------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------

                                              [CORPORATE SEAL]


                       [SIGNATURES CONTINUED ON NEXT PAGE]

                             HICKORY HOLLOW EXCHANGE, LLC,
                             a Georgia limited liability company

                             By:      JDN Development Company, Inc.,
                                      a Delaware corporation,
                                      its manager

                                      By:
                                         -------------------------------------
                                          Name:
                                               -------------------------------
                                          Title:
                                                ------------------------------

                                                 [CORPORATE SEAL]

                             JDN INTERMOUNTAIN DEVELOPMENT PIONEER HILLS, LLC, a Georgia limited liability company

                             By:   JDN Real Estate-Pioneer Hills, L.P.,
                                   a Georgia limited partnership,
                                   its manager

                                   By:   JDN Development Investment, L.P.,
                                         a Georgia limited partnership,
                                         its sole general partner

                                         By:  JDN Development Company, Inc.,
                                              a Delaware corporation,
                                              its sole general partner

                                              By:
                                                 ----------------------------
                                                 Name:
                                                      -----------------------
                                                 Title:
                                                       ----------------------

                                                         [CORPORATE SEAL]


                       [SIGNATURES CONTINUED ON NEXT PAGE]

                             JDN INTERMOUNTAIN DEVELOPMENT, PARKER
                             PAVILION, LLC,
                             a Georgia limited liability company

                             By: JDN Real Estate-Parker Pavilions, L.P., a Georgia limited partnership, its manager

                                      By:    JDN Development Investment, L.P.,
                                             a Georgia limited partnership,
                                             its sole general partner

                                             By:  JDN Development Company, Inc.,
                                                  a Delaware corporation,
                                                  its sole general partner

                                                  By:
                                                     ---------------------------
                                                     Name:
                                                         -----------------------
                                                     Title:
                                                           ---------------------

                                                             [CORPORATE SEAL]


                             CANAL STREET PARTNERS, L.L.C.,
                             a Michigan limited liability company

                             By:      JDN Realty Corporation,
                                      a Maryland corporation,
                                      its manager

                                      By:
                                         ---------------------------------------
                                           Name:
                                                --------------------------------
                                           Title:
                                                 -------------------------------

                                                    [CORPORATE SEAL]


                       [SIGNATURES CONTINUED ON NEXT PAGE]

                          BLACK CHERRY LIMITED LIABILITY COMPANY, a Colorado limited liability company

                          By:  JDN Realty Corporation,
                               a Maryland corporation,
                               its sole member

                               By:______________________________________________

                                  Name:_________________________________________

                                  Title:________________________________________

                                               [CORPORATE SEAL]


                          GEORGIA FINANCE CORPORATION,
                          a Delaware corporation

                          By:___________________________________________________

                             Name:______________________________________________

                             Title:_____________________________________________

                                               [CORPORATE SEAL]


                          JDN REALTY CORPORATION GP, INC.,
                          a Delaware corporation

                          By:___________________________________________________

                             Name:______________________________________________

                             Title:_____________________________________________


                                               [CORPORATE SEAL]

                       [SIGNATURES CONTINUED ON NEXT PAGE]

                              JDN INTERMOUNTAIN DEVELOPMENT CORP.,
                              a Delaware corporation

                              By:_______________________________________________

                                 Name:__________________________________________

                                 Title:_________________________________________

                                              [CORPORATE SEAL]


                              JDN DEVELOPMENT LP, INC.,
                              a Delaware corporation

                              By:_______________________________________________

                                 Name:__________________________________________

                                 Title:_________________________________________

                                              [CORPORATE SEAL]


                              JDN OF ALABAMA REALTY CORPORATION,
                              an Alabama corporation

                              By:_______________________________________________

                                 Name:__________________________________________

                                 Title:_________________________________________

                                              [CORPORATE SEAL]


                              WHF, INC.,
                              a Georgia corporation

                              By:_______________________________________________

                                 Name:__________________________________________

                                 Title:_________________________________________

                                               [CORPORATE SEAL]

                       [SIGNATURES CONTINUED ON NEXT PAGE]

                              MITCHELL BRIDGE ASSOCIATES, INC.,
                              a Georgia corporation

                              By:_______________________________________________

                                 Name:__________________________________________

                                 Title:_________________________________________

                                                  [CORPORATE SEAL]


                              FAYETTEVILLE BLACK INVESTMENT, INC.,
                              a Georgia corporation

                              By:_______________________________________________

                                 Name:__________________________________________

                                 Title:_________________________________________

                                                  [CORPORATE SEAL]


                              JDN DEVELOPMENT INVESTMENT, L.P.,
                              a Georgia limited partnership

                              By:  JDN Development Company, Inc.,
                                   its sole general partner

                                   By:__________________________________________

                                      Name:_____________________________________

                                      Title:____________________________________

                                                  [CORPORATE SEAL]

                       [SIGNATURES CONTINUED ON NEXT PAGE]

                                  LENDERS:
                                  -------

                                  FLEET NATIONAL BANK, individually and as Agent

                                  By:___________________________________________
                                     Name:
                                     Title:

                       [SIGNATURES CONTINUED ON NEXT PAGE]

                                      BANKERS TRUST COMPANY

                                      By:_______________________________________
                                         Name:
                                         Title:

                                           COMMERZBANK AG, NEW YORK AND
                                           GRAND CAYMAN BRANCHES


                                           By:__________________________________
                                              Name:
                                              Title:


                                           By:__________________________________
                                              Name:
                                              Title:

                                         FIRST TENNESSEE BANK NATIONAL
                                         ASSOCIATION


                                         By:____________________________________
                                            Name:
                                            Title:

                                             FIRSTAR BANK, NATIONAL ASSOCIATION


                                             By:________________________________
                                                Name:
                                                Title:

                                            KEYBANK NATIONAL ASSOCIATION


                                            By:_________________________________
                                               Name:
                                               Title:

                                               PNC BANK, NATIONAL ASSOCIATION

                                               By:______________________________
                                                  Name:
                                                  Title:

                                                     SOUTHTRUST BANK

                                                     By:________________________
                                                        Name:
                                                        Title:

                                                  WELLS FARGO BANK, NATIONAL
                                                  ASSOCIATION

                                                  By:___________________________
                                                     Name:
                                                     Title: